Nature Of Operations And Summary Of Significant Accounting Policies - Exchange Rates Used to Translate Amounts in Canadian Dollars into USD for Purposes of Preparing Financial Statements (Details)	Sep. 30, 2014	Dec. 31, 2013	Sep. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Exchange rate on balance sheet dates USD : CAD$ exchange rate	0.8962	0.9349	0.9698	1.0031
Average exchange rate for the period USD : CAD$ exchange rate	0.9144	0.9711	0.9764	1.0002